                                  EXHIBIT A

                            RICHEMONT FINANCE S.A.

                            POSITION WITH
NAME                           COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                           -------              ----------               -----------------
Kurt Nauer                Director            Business Executive,      35 Boulevard Prince Henri
                                              Vendome Luxury Group     L 1724 Luxembourg
                                              S.A

Alan Grieve               Director            Business Executive,      Rigistrasse 2
                                              Compagnie Financiere     6300 Zug
                                              Richemont AG             Switzerland

Yves Prussen              Director            Attorney, Elvinger,      2 Place Winston Churchill
                                              Hoss & Prussen           BP 425
                                                                       L 2014 Luxembourg

                           RICHEMONT HOLDINGS S.A.

                            POSITION WITH
NAME                           COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                           -------              ----------               -----------------

Alan Grieve               Director            Business Executive,      Rigistrasse 2
                                              Compagnie Financiere     6300 Zug
                                              Richemont AG             Switzerland

Yves Prussen              Director            Attorney, Elvinger,      2 Place Winston Churchill
                                              Hoss & Prussen           BP 425
                                                                       L 2014 Luxembourg

Kurt Nauer                Director            Business Executive,      35 Boulevard Prince Henri
                                              Vendome Luxury Group     L 1724 Luxembourg
                                              S.A

                                                                 Page 18 of 23
                                RICHEMONT S.A.

                               POSITION WITH
NAME                              COMPANY             OCCUPATION                PRINCIPAL ADDRESS
----                              -------             ----------                -----------------
Johann P. Rupert             Executive          Business Executive,      Rigistrasse 2
                             Chairman           Compagnie Financiere     6300 Zug
                                                Richemont AG             Switzerland

Jan du Plessis               Finance Director   Business Executive,      15 Hill Street
                                                Richemont                London W1X 7FB
                                                International Ltd        England

Eloy Michotte                Director           Business Executive,      15 Hill Street
                                                Richemont                London W1X 7FB
                                                International Ltd        England

Frederick Mostert            Director           Business Executive,      15 Hill Street
                                                Attorney, Richemont      London W1X 7FB
                                                International Ltd.       England

Callum Barton                Director           Business Executive,      2 East 52nd Street
                                                Richemont North          New York
                                                America Inc.


Henry-John Belmont           Director           Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Piet Beyers                  Director           Business Executive,      Carpe Diem Office Park
                                                Remgro Ltd.              Techno Park
                                                                         7600 Stellenbosch
                                                                         South Africa


Simon Critchell              Director           Business Executive,      27 Knightsbridge
                                                Alfred Dunhill           SW2X 7YB
                                                                         England


Franco Cologni               Director           Business Executive,      51, rue Francois 1 er
                                                Cartier Intl SA          75008 Paris
                                                                         France


Dominique Jousse             Human              Business Executive,      8 Hill Street
                             Resources          Richemont Intl Ltd.      London W1X 7FB
                                                                         England

                               POSITION WITH
NAME                              COMPANY             OCCUPATION                PRINCIPAL ADDRESS
----                              -------             ----------                -----------------
Albert Kaufmann              Corporate Counsel  Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland


Richard Lepeu                Director           Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Guy Leymarie                 Director           Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Alain Dominique Perrin       Chief              Business Executive,      27 Knightsbridge
                             Executive          Richemont Intl (UK)      London SW1X 7FB
                                                Ltd                      England

Norbert Platt                Director           Business Executive,      Hellgrundweg 100
                                                Montblanc Deutschland    22525 Hamburg
                                                GmbH                     Germany


Jan Rupert                   Director           Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

                                                                 Page 20 of 23
                      COMPAGNIE FINANCIERE RICHEMONT AG

                               POSITION WITH
NAME                              COMPANY             OCCUPATION                PRINCIPAL ADDRESS
----                              -------             ----------                -----------------
Dr. Nikolaus Senn            Chairman of the    Retired                  c/o UBS AG
                             Board of                                    Bahnhofstrasse 45
                             Directors                                   8001 Zurich
                                                                         Switzerland

Jean-Paul Aeschimann         Director           Attorney, Lenz &         25 Grand Rue
                                                Staehelin                1204 Geneva
                                                                         Switzerland

Johann P. Rupert             Chairman           Business Executive,      Rigistrasse 2
                                                Executive Compagnie      6300 Zug
                                                Financiere               Switzerland
                                                Richemont AG

Jan du Plessis               Finance Director   Business Executive,      15 Hill Street
                                                Richemont                London W1X 7FB
                                                International Ltd        England

Joseph Kanoui                Executive          Business Executive       33, quai Wilson
                             Director                                    1201 Geneva
                                                                         Switzerland

Yves-Andre Istel             Director           Vice Chairman            1251 Avenue of the Americas
                                                Rothschild Inc.          51st Floor
                                                                         New York, NY  10020

Lord Renwick                 Director           Business Executive,      10 Aldermanbury
                                                JP Morgan plc            London EC2 7RF
                                                                         England

Mr. L. Deschuyteneer         Director           Business Executive,      Rue de Naples
                                                JP Morgan plc            B-2050 Brussels
                                                                         Belgium

Lord Douro                   Director           Business Executive,      27 Knightsbridge
                                                Richemont Holdings       London SW1 7YB
                                                (UK) Ltd                 England

Alan G. Quasha               Director           Business Executive,      720 Fifth Avenue
                                                Quadrant Management,     9th Floor
                                                Inc.                     New York, NY  10019

                                      20

Ernst Verloop                Director           Retired                  Platalaan 17
                                                                         3584 AH Utrecht
                                                                         The Netherlands

                         COMPAGNIE FINANCIERE RUPERT

                               POSITION WITH
NAME                              COMPANY             OCCUPATION                PRINCIPAL ADDRESS
----                              -------             ----------                -----------------

Johann P. Rupert             Managing Partner   Business Executive,      Rigistrasse 2
                                                Compagnie Financiere     6300 Zug
                                                Richemont AG             Switzerland

                                      22